Exhibit 99.1

News Release

Media Contact: Andrea Kozek

Vice President | Public Relations Senior Manager

920-491-7518 | Andrea.Kozek@AssociatedBank.com

Investor Contact: Ben McCarville

Senior Vice President | Director of Investor Relations

920-491-7059 | Ben.McCarville@AssociatedBank.com

Associated Banc-Corp Receives Regulatory Approvals for Acquisition of American National Corporation

GREEN BAY, Wis. – March 12, 2026 – Associated Banc-Corp (NYSE: ASB) (“Associated”) announced today that it has received all regulatory approvals required to complete its previously announced merger with American National Corporation (“American National”), including American National’s bank subsidiary, American National Bank. Regulatory approvals have been received from the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System.

Associated expects the merger to close on April 1, 2026, subject to customary closing conditions.

“Receiving regulatory approvals marks an important milestone in our planned merger with American National,” said Associated Banc-Corp President & CEO Andy Harmening. “This complementary partnership accelerates our organic growth strategy by providing entry into the attractive Omaha market and strengthening our presence in the Twin Cities, while providing American National clients with a best-in-class value proposition, expanded capabilities, and the same local, personalized service they’ve enjoyed for decades.”

“Since the merger agreement was announced last December, colleagues from both organizations have been working closely together to plan for a smooth and successful integration and we are excited about the momentum. We look forward to welcoming American National clients and team members to Associated later this year.”

Following closing, Associated expects to convert American National systems, branch locations and customers to Associated in the third quarter of 2026. American National customers will continue to be serviced through American National branches until conversion is complete.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NYSE: ASB) has total assets of $45 billion and is the largest bank holding company based in Wisconsin. Headquartered in Green Bay, Wisconsin, Associated is a leading Midwest banking franchise, offering a full range of financial products and services from nearly 200 banking locations serving more than 100 communities throughout Wisconsin, Illinois, Minnesota and Missouri. The Company also operates loan production offices in Indiana, Kansas, Michigan, New York, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

ABOUT AMERICAN NATIONAL CORPORATION

American National Corporation is a privately-held financial institution based in Omaha, Nebraska that has been serving clients and communities for more than 170 years. With total assets of over $5 billion, their reputation as a trusted financial partner has been built through thoughtful, steadfast and principled banking since 1856. Today, American National operates 33 full-service offices in Nebraska, Iowa and Minnesota. American National Bank is an Equal Housing Lender and Member FDIC. More information about American National Bank is available at www.american.bank.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Associated and American National, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “seek,” “anticipate,” “continue,” “believe,” “intend,” “estimate,” “project,” “will,” “would,” “plan,” “trend,” “objective,” “target,” “outlook,” “forecast,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Associated cautions that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Associated’s and American National’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions;

deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the “FDIC”) special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio, which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency, Federal Reserve, FDIC, the Consumer Financial Protection Bureau and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Associated and American National; the outcome of any legal proceedings that may be instituted against Associated or American National; delays in completing the proposed transaction involving Associated and American National; the failure to satisfy any of the conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Associated and American National do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of Associated and American National to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Associated and American National successfully; the dilution caused by Associated’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Associated and

American National. Additional factors that could cause results to differ materially from those described above can be found in Associated’s Annual Report on Form 10-K for the year ended December 31, 2025 on file with the SEC and available on the “Investor Relations” section of Associated’s website, https://investor.associatedbank.com, under the subheading “SEC Filings” of the heading “Financials” and in other documents Associated files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Associated does not assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Associated updates one or more forward-looking statements, no inference should be drawn that Associated will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

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